U.S. TREASURY RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS August 31, 1999


                           PRINCIPAL
                            AMOUNT
ISSUER                  (000'S OMITTED)       VALUE
---------------------------------------------------
U.S. TREASURY BILLS--99.8%
---------------------------------------------------
United States Treasury Bill,
   due 9/09/99             $100,271  $  100,170,432
United States Treasury Bill,
   due 9/15/99               62,671      62,544,593
United States Treasury Bill,
   due 9/23/99               55,000      54,845,908
United States Treasury Bill,
   due 9/30/99              260,917     259,960,007
United States Treasury Bill,
   due 10/07/99             174,198     173,418,481
United States Treasury Bill,
   due 10/14/99              81,549      81,106,899
United States Treasury Bill,
   due 10/28/99             138,008     137,001,768
United States Treasury Bill,
   due 11/18/99              76,191      75,417,789
United States Treasury Bill,
   due 1/06/00               82,187      80,845,023
United States Treasury Bill,
   due 1/27/00              164,768     161,510,570
                                     --------------
TOTAL INVESTMENTS,
   AT AMORTIZED COST         99.8%    1,186,821,470
OTHER ASSETS,
   LESS LIABILITIES           0.2         1,805,041
                                     --------------
NET ASSETS                  100.0%   $1,188,626,511
                                     --------------

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1999
--------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost (Note 1A)                                      $1,186,821,470
Cash                                                                               1,153,532
Receivable for investments sold                                                   49,861,889
--------------------------------------------------------------------------------------------
     Total assets                                                              1,237,836,891
--------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                 49,072,323
Payable to affiliate - Investment advisory fees (Note 2A)                             79,609
Accrued expenses and other liabilities                                                58,448
--------------------------------------------------------------------------------------------
    Total liabilities                                                             49,210,380
--------------------------------------------------------------------------------------------
NET ASSETS                                                                    $1,188,626,511
--------------------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                                      $1,188,626,511
--------------------------------------------------------------------------------------------

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1B)                                                      $41,286,380
EXPENSES:
Investment Advisory fees (Note 2A)                                $1,331,983
Administrative fees (Note 2B)                                        443,994
Custody and fund accounting fees                                     200,205
Audit fees                                                            19,200
Trustees' fees                                                        12,721
Legal fees                                                             9,710
Miscellaneous                                                         31,445
--------------------------------------------------------------------------------------------
    Total expenses                                                 2,049,258
Less aggregate amounts waived by Investment Adviser
 and Administrator (Notes 2A and 2B)                              (1,161,259)
Less fees paid indirectly (Note 1D)                                     (107)
--------------------------------------------------------------------------------------------
    Net expenses                                                                    887,892
--------------------------------------------------------------------------------------------
Net investment income                                                           $40,398,488
--------------------------------------------------------------------------------------------

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED AUGUST 31,
                                                                 ---------------------
                                                                1999              1998
--------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                       $ 40,398,488        $ 44,213,443
--------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                                3,426,724,559       1,935,301,975
Value of withdrawals                                      (3,190,341,131)     (1,975,581,019)
--------------------------------------------------------------------------------------------

Net increase (decrease) in net assets
 from capital transactions                                   236,383,428         (40,279,044)
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                   276,781,916           3,934,399
--------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                          911,844,595         907,910,196
--------------------------------------------------------------------------------------------

End of period                                             $1,188,626,511       $ 911,844,595
--------------------------------------------------------------------------------------------

U.S. TREASURY RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                          YEAR ENDED AUGUST 31
                                            ------------------------------------------------
                                             1999      1998       1997      1996      1995
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
 (000's omitted)                         $1,188,627  $911,845   $907,910  $767,804  $832,258
Ratio of expenses to
 average net assets                           0.10%     0.10%      0.10%     0.10%     0.10%
Ratio of net investment income
 to average net assets                        4.55%     5.14%      5.15%     5.20%     5.36%

Note: If the agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years after August 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets                0.23%     0.23%      0.24%     0.25%     0.25%
Net investment income to
 average net assets                           4.42%     5.01%      5.01%     5.05%     5.21%
--------------------------------------------------------------------------------------------
See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES U.S. Treasury Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. CFBDS, Inc ("CFBDS"), acts as the Portfolio's Administrator. Citibank N.A. ("Citibank") acts as the Investment Adviser. Citibank is a wholly-owned subsidiary of Citicorp, which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc. which was completed on October 8, 1998.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The significant accounting policies consistently followed by the Portfolio are as follows:

    A. VALUATION OF INVESTMENTS Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

    B. INVESTMENT INCOME AND EXPENSES Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

    C. FEDERAL INCOME TAXES The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

    D. FEES PAID INDIRECTLY The Portfolio's custodian calculates its fees based on the Portfolio's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

    E. OTHER Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. INVESTMENT ADVISORY FEES AND ADMINISTRATIVE FEES

    A. INVESTMENT ADVISORY FEE The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $1,331,983 of which $717,265 was voluntarily waived for the year ended August 31, 1999. The investment advisory fee is computed at an annual rate of 0.15% of the Portfolio's average daily net assets.

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

    B. ADMINISTRATIVE FEES Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $443,994, all of which was voluntarily waived for the year ended August 31, 1999. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, maturities and sales of U.S. Treasury obligations, aggregated $6,789,307,983 and $6,546,755,122, respectively, for the year ended August 31, 1999.

4. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $75 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1999, the commitment fee allocated to the Portfolio was $2,305. Since the line of credit was established, there have been no borrowings.

U.S. TREASURY RESERVES PORTFOLIO
INDEPENDENT AUDITORS' REPORT


TO THE TRUSTEES AND INVESTORS OF
U.S. TREASURY RESERVES PORTFOLIO:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Treasury Reserves Portfolio (a New York Trust) as of August 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended August 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio at August 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 4, 1999

16